CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust/Aberdeen Global Opportunity Income Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.

Date:    2/26/09                                /S/ JAMES A. BOWEN
     ----------------------                 ------------------------------------
                                                James A. Bowen, Chairman of the
                                                Board, President and Chief
                                                Executive Officer
                                                (principal executive officer)

I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust/Aberdeen Global Opportunity Income Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.

Date:    2/26/09                                /S/ MARK R. BRADLEY
     ----------------------                 ------------------------------------
                                                Mark R. Bradley, Treasurer,
                                                Controller, Chief Financial
                                                Officer and Chief Accounting
                                                Officer
                                                (principal financial officer)